UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2021

BANNER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40784	86-2670267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 W. Innovation Way, 5th Floor Lehi, UT	84043
(Address of principal executive offices)	(Zip Code)

(801) 447-1534

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one redeemable warrant	BNNRU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	BNNR	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BNNRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 10, 2021, Banner Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 257906) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 15, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated September 7, 2021, between the Company and BofA Securities, Inc., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Public Warrant Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Private Warrant Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

•	A Letter Agreement, dated September 7, 2021, among the Company, its officers, its directors, and Banner SPAC Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated September 7, 2021, among the Company, the Sponsor and the other parties named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated September 7, 2021, between the Company and Banner Ventures Management, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated September 7, 2021, between the Company and the Sponsor (the “Private Warrant Purchase Agreement"), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On September 10, 2021, simultaneously with the closing of the IPO and pursuant to the Private Warrant Purchase Agreement, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $8,000,000. The Private Placement Warrants are identical to the Public Warrants sold as part of the Units in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis. The Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2021, effective simultaneously with the effectiveness of the Registration Statement, Christopher Christensen, Jerry Coleman, Thomas Costello, Chad Keetch, Ron Labrum and Ryan Westwood were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Messrs. Coleman, Costello, Keetch, Labrum and Westwood are “independent directors” as defined in the NASDAQ listing standards and applicable Commission rules. Messrs. Keetch, Costello and Coleman will serve on the audit committee of the Board, with Mr. Keetch as its chair. Messrs. Keetch, Costello and Westwood will serve on the compensation and nominating and corporate governance committees of the Board, with Mr. Westwood serving as chair of the compensation committee and Mr. Costello serving as chair of the nominating and corporate governance committee. On September 7, 2021, the Sponsor forfeited an aggregate of 190,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), back to the Company and the Company issued an aggregate of 190,000 shares of Class B Common Stock for approximately $0.007 per share as follows: 45,000 shares to Mr. Christensen, 30,000 shares to Greg Woodward, Chief Financial Officer and Director of the Company, 25,000 shares to Mr. Keetch, 20,000 shares to each of Messrs. Coleman, Costello, Labrum and Westwood, and 10,000 shares to Tyler Price, Vice President of the Company.

On September 7, 2021, in connection with the effectiveness of the Registration Statement, the Company entered into indemnity agreements with Tanner Ainge, Greg Woodward, Christopher Christensen, Jerry Coleman, Thomas Costello, Chad Keetch, Ron Labrum, Ryan Westwood and Tyler Price that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnity agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 7, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware, effective the same day. A description of the Certificate is contained in the section of the prospectus, dated September 7, 2021 filed with the Commission on September 9, 2021 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference.

The description is qualified in its entirety by reference to the full text of the Certificate, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

On September 7, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On September 10, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

A total of $151,500,000, comprised of $147,000,000 of the net proceeds from the IPO (which amount includes $5,250,000 of the underwriters’ deferred discount) and $4,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Certificate (a) to modify the substance or timing of its obligation to provide for the redemption of the Company’s public shares in connection with any proposed initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months (or 21 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 18 months from the closing of the IPO but has not completed its initial business combination within such 18-month period) (such period, the “completion window”) from the closing of the IPO or (b) with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the completion window, subject to applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated September 7, 2021, between the Company and BofA Securities, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Public Warrant Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.
4.2	Private Warrant Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.
10.1	Letter Agreement, dated September 7, 2021, among the Company, its officers, its directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated September 7, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee.
10.3	Registration Rights Agreement, dated September 7, 2021, among the Company, the Sponsor and the other parties named therein.
10.4	Administrative Support Agreement, dated September 7, 2021, between the Company and Banner Ventures Management, LLC.
10.5	Private Placement Warrants Purchase Agreement, dated September 7, 2021, between the Company and the Sponsor.
10.6	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (Commission File No. 333-257906), filed on July 15, 2021).
99.1	Press Release, dated September 7, 2021.
99.2	Press Release, dated September 10, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2021

BANNER ACQUISITION CORP.

By:	/s/ Tanner Ainge

Name:	Tanner Ainge

Title:	Chief Executive Officer

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